SUPPLEMENT DATED JUNE 21, 2012

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT LATITUDE AND NEW YORK KEYPORT CHARTER

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA, NEW YORK KEYPORT VISTA,
NEW YORK KEYPORT ADVISOR OPTIMA, NEW YORK KEYPORT ADVISOR CHARTER,NEW YORK KEYPORT ADVISOR, AND NEW YORK KEYPORT ADVISOR VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information about the Columbia Variable Portfolio - Diversified Equity Income Fund that is available under your Contract.

Effective June 29, 2012, Columbia Variable Portfolio – Diversified Equity Income Fund will change its name to Columbia Variable Portfolio - Dividend Opportunity Fund.

Please retain this supplement with your prospectus for future reference.